Exhibit 99.2O

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	THIRD QUARTER

	2015		2014		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 17,102	100.0	$ 18,467	100.0	(7.4)
Cost of products sold	5,224	30.5	5,399	29.2	(3.2)
Selling, marketing and administrative expenses	5,081	29.7	5,468	29.6	(7.1)
Research and development expense	2,154	12.6	2,023	11.0	6.5
In-process research and development	10	0.1	—	—
Interest (income) expense, net	91	0.5	112	0.6
Other (income) expense, net	420	2.5	(1,345)	(7.3)
Earnings before provision for taxes on income	4,122	24.1	6,810	36.9	(39.5)
Provision for taxes on income	764	4.5	2,061	11.2	(62.9)
Net earnings	$ 3,358	19.6	$ 4,749	25.7	(29.3)

Net earnings per share (Diluted)	$ 1.20		$ 1.66		(27.7)

Average shares outstanding (Diluted)	2,807.2		2,864.3

Effective tax rate	18.5%		30.3%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$ 5,212	30.5	$ 6,077	32.9	(14.2)
Net earnings	$ 4,172	24.4	$ 4,605	24.9	(9.4)
Net earnings per share (Diluted)	$ 1.49		$ 1.61		(7.5)
Effective tax rate	20.0%		24.2%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, the effects of an acquisition, the Ortho-Clinical Diagnostics divestiture, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	NINE MONTHS

	2015		2014		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 52,263	100.0	$ 56,077	100.0	(6.8)
Cost of products sold	15,863	30.4	16,893	30.1	(6.1)
Selling, marketing and administrative expenses	15,312	29.3	16,132	28.8	(5.1)
Research and development expense	6,182	11.8	5,859	10.5	5.5
In-process research and development	10	0.0	22	0.0
Interest (income) expense, net	317	0.6	344	0.6
Other (income) expense, net	(859)	(1.6)	(1,033)	(1.8)
Earnings before provision for taxes on income	15,438	29.5	17,860	31.8	(13.6)
Provision for taxes on income	3,244	6.2	4,058	7.2	(20.1)
Net earnings	$ 12,194	23.3	$ 13,802	24.6	(11.7)

Net earnings per share (Diluted)	$ 4.33		$ 4.81		(10.0)

Average shares outstanding (Diluted)	2,817.1		2,871.2

Effective tax rate	21.0%		22.7%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$ 17,090	32.7	$ 18,529	33.0	(7.8)
Net earnings	$ 13,402	25.6	$ 14,431	25.7	(7.1)
Net earnings per share (Diluted)	$ 4.76		$ 5.02		(5.2)
Effective tax rate	21.6%		22.1%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, the effects of an acquisition, the Ortho-Clinical Diagnostics divestiture, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	THIRD QUARTER
			Percent Change
	2015	2014	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 1,277	1,173	8.9%	8.9	—
International	2,037	2,416	(15.7)	0.4	(16.1)
	3,314	3,589	(7.7)	3.1	(10.8)

Pharmaceutical
U.S.	4,509	4,723	(4.5)	(4.5)	—
International	3,185	3,584	(11.1)	5.5	(16.6)
	7,694	8,307	(7.4)	(0.3)	(7.1)

Medical Devices
U.S.	3,005	2,946	2.0	2.0	—
International	3,089	3,625	(14.8)	0.1	(14.9)
	6,094	6,571	(7.3)	0.9	(8.2)

U.S.	8,791	8,842	(0.6)	(0.6)	—
International	8,311	9,625	(13.7)	2.1	(15.8)
Worldwide	$ 17,102	18,467	(7.4)%	0.8	(8.2)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	NINE MONTHS
			Percent Change
	2015	2014	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 3,991	3,802	5.0%	5.0	—
International	6,196	7,088	(12.6)	1.9	(14.5)
	10,187	10,890	(6.5)	2.9	(9.4)

Pharmaceutical
U.S.	13,423	13,076	2.7	2.7	—
International	9,943	11,238	(11.5)	4.3	(15.8)
	23,366	24,314	(3.9)	3.4	(7.3)

Medical Devices
U.S.	8,980	9,300	(3.4)	(3.4)	—
International	9,730	11,573	(15.9)	(2.4)	(13.5)
	18,710	20,873	(10.4)	(2.9)	(7.5)

U.S.	26,394	26,178	0.8	0.8	—
International	25,869	29,899	(13.5)	1.1	(14.6)
Worldwide	$ 52,263	56,077	(6.8)%	1.0	(7.8)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	THIRD QUARTER
			Percent Change
	2015	2014	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 8,791	8,842	(0.6)%	(0.6)	—

Europe	3,802	4,446	(14.5)	2.7	(17.2)
Western Hemisphere excluding U.S.	1,463	1,820	(19.6)	2.7	(22.3)
Asia-Pacific, Africa	3,046	3,359	(9.3)	1.2	(10.5)
International	8,311	9,625	(13.7)	2.1	(15.8)

Worldwide	$ 17,102	18,467	(7.4)%	0.8	(8.2)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	NINE MONTHS
			Percent Change
	2015	2014	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 26,394	26,178	0.8%	0.8	—

Europe	11,993	14,387	(16.6)	1.3	(17.9)
Western Hemisphere excluding U.S.	4,603	5,378	(14.4)	2.6	(17.0)
Asia-Pacific, Africa	9,273	10,134	(8.5)	0.1	(8.6)
International	25,869	29,899	(13.5)	1.1	(14.6)

Worldwide	$ 52,263	56,077	(6.8)%	1.0	(7.8)

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	Third Quarter		% Incr. /
(Dollars in Millions Except Per Share Data)	2015	2014	(Decr.)

Earnings before provision for taxes on income - as reported	$ 4,122	6,810	(39.5)%

Intangible asset amortization expense	639	417

Ortho-Clinical Diagnostics divestiture net gain	—	(1,948)

Litigation expense, net	409	285

Additional year of Branded Prescription Drug Fee	—	220

Synthes integration costs	32	167

In-process research and development	10	—

DePuy ASRTM Hip program	—	126

Earnings before provision for taxes on income - as adjusted	$ 5,212	6,077	(14.2)%

Net Earnings - as reported	$ 3,358	4,749	(29.3)%

Intangible asset amortization expense	437	313

Ortho-Clinical Diagnostics divestiture net gain	—	(1,149)

Litigation expense, net	348	231

Additional year of Branded Prescription Drug Fee	—	220

Synthes integration costs	23	130

In-process research and development	6	—

DePuy ASRTM Hip program	—	111

Tax benefit associated with Conor Medsystems	—	—

Net Earnings - as adjusted	$ 4,172	4,605	(9.4)%

Diluted Net Earnings per share - as reported	$ 1.20	1.66	(27.7)%

Intangible asset amortization expense	0.16	0.11

Ortho-Clinical Diagnostics divestiture net gain	—	(0.40)

Litigation expense, net	0.12	0.08

Additional year of Branded Prescription Drug Fee	—	0.08

Synthes integration costs	0.01	0.04

In-process research and development	—	—

DePuy ASRTM Hip program	—	0.04

Tax benefit associated with Conor Medsystems	—	—

Diluted Net Earnings per share - as adjusted	$ 1.49	1.61	(7.5)%

Operational Diluted Net Earnings per share - as adjusted*	$ 1.63	1.61	1.2%

*Excludes the effect of translational currency

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	Nine Months YTD			% Incr. /
(Dollars in Millions Except Per Share Data)	2015	2014		(Decr.)

Earnings before provision for taxes on income - as reported	$ 15,438	17,860		(13.6)%

Intangible asset amortization expense	1,269	1,259

Ortho-Clinical Diagnostics divestiture net gain	(29)	(1,948)

Litigation expense, net	141	561

Additional year of Branded Prescription Drug Fee	—	220

Synthes integration costs	113	429

In-process research and development	10	22

DePuy ASRTM Hip program	148	126

Earnings before provision for taxes on income - as adjusted	$ 17,090	18,529		(7.8)%

Net Earnings - as reported	$ 12,194	13,802		(11.7)%

Intangible asset amortization expense	893	938

Ortho-Clinical Diagnostics divestiture net gain	(24)	(1,149)

Litigation expense, net	118	573	(1)

Additional year of Branded Prescription Drug Fee	—	220

Synthes integration costs	85	318

In-process research and development	6	16

DePuy ASRTM Hip program	130	111

Tax benefit associated with Conor Medsystems	—	(398)

Net Earnings - as adjusted	$ 13,402	14,431		(7.1)%

Diluted Net Earnings per share - as reported	$ 4.33	4.81		(10.0)%

Intangible asset amortization expense	0.32	0.32

Ortho-Clinical Diagnostics divestiture net gain	(0.01)	(0.40)

Litigation expense, net	0.04	0.19

Additional year of Branded Prescription Drug Fee	—	0.08

Synthes integration costs	0.03	0.11

In-process research and development	—	0.01

DePuy ASRTM Hip program	0.05	0.04

Tax benefit associated with Conor Medsystems	—	(0.14)

Diluted Net Earnings per share - as adjusted	$ 4.76	5.02		(5.2)%

Operational Diluted Net Earnings per share - as adjusted*	$ 5.22	5.02		4.0%

*Excludes the effect of translational currency

(1) Includes adjustment to deferred tax asset related to deductibility by tax jurisdiction

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Operational Sales Growth Excluding Acquisitions, Divestitures and Hepatitis C Sales (1) (A)
THIRD QUARTER 2015 ACTUAL vs. 2014 ACTUAL

Segments

	Consumer	Pharmaceutical	Medical Devices	Total
	Operational % (2)
WW As Reported:	3.1%	(0.3)%	0.9%	0.8%
U.S.	8.9%	(4.5)%	2.0%	(0.6)%
International	0.4%	5.5%	0.1%	2.1%

Wound Care / Other
BENECOL ®	0.8			0.1
U.S.	0.0			0.0
International	1.0			0.2

Diagnostics
Ortho-Clinical Diagnostics			0.3	0.1
U.S.			0.0	0.0
International			0.5	0.2

Other Neuroscience
NUCYNTA ®		0.4		0.2
U.S.		0.6		0.4
International		0.0		0.0

All Other Acquisitions and Divestitures	0.1		0.1	0.1
U.S.	0.0		0.0	0.0
International	0.1		0.2	0.1

WW Ops excluding Acquisitions and Divestitures	4.0%	0.1%	1.3%	1.3%
U.S.	8.9%	(3.9)%	2.0%	(0.2)%
International	1.5%	5.5%	0.8%	2.6%

Hepatitis C		10.0		4.3
U.S.		15.4		7.9
International		3.0		1.2

WW Ops excluding Hepatitis C only		9.7%		5.1%
U.S.		10.9%		7.3%
International		8.5%		3.3%

WW Ops excluding Acquisitions, Divestitures and Hepatitis C	4.0%	10.1%	1.3%	5.6%
U.S.	8.9%	11.5%	2.0%	7.7%
International	1.5%	8.5%	0.8%	3.8%

(1) Hepatitis C products include OLYSIO ® /SOVRIAD ® and INCIVO ®
(2) Operational growth excludes the effect of translational currency

(A)  NON-GAAP FINANCIAL MEASURE “Operational sales growth excluding the net impact of acquisitions, divestitures and hepatitis C sales” is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the magnitude of hepatitis C product sales over a short timeframe and the variable nature of acquisitions and divestitures and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Operational Sales Growth Excluding Acquisitions, Divestitures and Hepatitis C Sales (1) (A)
NINE MONTHS 2015 ACTUAL vs. 2014 ACTUAL

Segments

	Consumer	Pharmaceutical	Medical Devices	Total
	Operational % (2)
WW As Reported:	2.9%	3.4%	(2.9)%	1.0%
U.S.	5.0%	2.7%	(3.4)%	0.8%
International	1.9%	4.3%	(2.4)%	1.1%

Women's Health
K-Y ®	0.3			0.1
U.S.	0.5			0.1
International	0.2			0.1

Wound Care / Other
BENECOL ®	0.8			0.1
U.S.	0.0			0.0
International	1.1			0.3

Diagnostics
Ortho-Clinical Diagnostics			4.2	1.6
U.S.			4.9	1.8
International			3.6	1.4

Other Neuroscience
NUCYNTA ®		0.3		0.1
U.S.		0.5		0.3
International		0.0		0.0

All Other Acquisitions and Divestitures	(0.1)		0.1	0.0
U.S.	0.0		0.0	0.0
International	(0.2)		0.1	0.0

WW Ops excluding Acquisitions and Divestitures	3.9%	3.7%	1.4%	2.9%
U.S.	5.5%	3.2%	1.5%	3.0%
International	3.0%	4.3%	1.3%	2.9%

Hepatitis C		7.3		3.0
U.S.		13.9		6.5
International		0.2		0.0

WW Ops excluding Hepatitis C only		10.7%		4.0%
U.S.		16.6%		7.3%
International		4.5%		1.1%

WW Ops excluding Acquisitions, Divestitures and Hepatitis C	3.9%	11.0%	1.4%	5.9%
U.S.	5.5%	17.1%	1.5%	9.5%
International	3.0%	4.5%	1.3%	2.9%

(1) Hepatitis C products include OLYSIO ® /SOVRIAD ® and INCIVO ®
(2) Operational growth excludes the effect of translational currency

(A)  NON-GAAP FINANCIAL MEASURE “Operational sales growth excluding the net impact of acquisitions, divestitures and hepatitis C sales” is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the magnitude of hepatitis C product sales over a short timeframe and the variable nature of acquisitions and divestitures and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	THIRD QUARTER
			% Change
	2015	2014	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

BABY CARE
US	$103	102	1.0%	1.0%	—%
Intl	403	461	(12.6)	2.1	(14.7)
WW	506	563	(10.1)	2.0	(12.1)

ORAL CARE
US	154	148	4.1	4.1	—
Intl	224	261	(14.2)	3.2	(17.4)
WW	378	409	(7.6)	3.5	(11.1)

OTC
US	383	313	22.4	22.4	—
Intl	580	706	(17.8)	(0.7)	(17.1)
WW	963	1,019	(5.5)	6.3	(11.8)

SKIN CARE
US	435	400	8.8	8.8	—
Intl	428	520	(17.7)	(2.3)	(15.4)
WW	863	920	(6.2)	2.5	(8.7)

WOMEN'S HEALTH
US	6	8	(25.0)	(25.0)	—
Intl	304	317	(4.1)	14.2	(18.3)
WW	310	325	(4.6)	13.3	(17.9)

WOUND CARE/OTHER
US	196	202	(3.0)	(3.0)	—
Intl	98	151	(35.1)	(23.9)	(11.2)
WW	294	353	(16.7)	(11.9)	(4.8)

TOTAL CONSUMER
US	1,277	1,173	8.9	8.9	—
Intl	2,037	2,416	(15.7)	0.4	(16.1)
WW	$3,314	3,589	(7.7)%	3.1%	(10.8)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	THIRD QUARTER
			% Change
	2015	2014	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3)

IMMUNOLOGY
US	$1,910	1,895	0.8%	0.8%	—%
Intl	704	746	(5.6)	13.5	(19.1)
WW	2,614	2,641	(1.0)	4.4	(5.4)
REMICADE
US	1,117	1,085	2.9	2.9	—
US Exports (4)	180	310	(41.9)	(41.9)	—
Intl	316	387	(18.3)	(1.6)	(16.7)
WW	1,613	1,782	(9.5)	(5.9)	(3.6)
SIMPONI / SIMPONI ARIA
US	199	144	38.2	38.2	—
Intl	181	156	16.0	40.7	(24.7)
WW	380	300	26.7	39.6	(12.9)
STELARA
US	414	356	16.3	16.3	—
Intl	199	187	6.4	26.3	(19.9)
WW	613	543	12.9	19.7	(6.8)
OTHER IMMUNOLOGY
US	—	—	—	—	—
Intl	8	16	(50.0)	(37.2)	(12.8)
WW	8	16	(50.0)	(37.2)	(12.8)

INFECTIOUS DISEASES
US	379	967	(60.8)	(60.8)	—
Intl	469	594	(21.0)	(5.7)	(15.3)
WW	848	1,561	(45.7)	(39.9)	(5.8)
EDURANT
US	11	7	57.1	57.1	—
Intl	100	95	5.3	25.4	(20.1)
WW	111	102	8.8	27.6	(18.8)
OLYSIO / SOVRIAD
US	26	671	(96.1)	(96.1)	—
Intl	53	125	(57.6)	(49.5)	(8.1)
WW	79	796	(90.1)	(88.8)	(1.3)
PREZISTA / PREZCOBIX / REZOLSTA
US	285	234	21.8	21.8	—
Intl	183	212	(13.7)	4.3	(18.0)
WW	468	446	4.9	13.4	(8.5)
OTHER INFECTIOUS DISEASES
US	57	55	3.6	3.6	—
Intl	133	162	(17.9)	(3.4)	(14.5)
WW	190	217	(12.4)	(1.6)	(10.8)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	THIRD QUARTER
			% Change
	2015	2014	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

NEUROSCIENCE
US	$655	606	8.1%	8.1%	—%
Intl	821	965	(14.9)	0.4	(15.3)
WW	1,476	1,571	(6.0)	3.4	(9.4)
CONCERTA / METHYLPHENIDATE
US	89	34	*	*	—
Intl	89	101	(11.9)	3.9	(15.8)
WW	178	135	31.9	43.7	(11.8)
INVEGA / PALIPERIDONE
US	82	89	(7.9)	(7.9)	—
Intl	57	67	(14.9)	(0.4)	(14.5)
WW	139	156	(10.9)	(4.7)	(6.2)
INVEGA SUSTENNA / XEPLION / INVEGA TRINZA
US	277	215	28.8	28.8	—
Intl	182	188	(3.2)	14.9	(18.1)
WW	459	403	13.9	22.4	(8.5)
RISPERDAL CONSTA
US	103	107	(3.7)	(3.7)	—
Intl	132	177	(25.4)	(10.6)	(14.8)
WW	235	284	(17.3)	(8.1)	(9.2)
OTHER NEUROSCIENCE
US	104	161	(35.4)	(35.4)	—
Intl	361	432	(16.4)	(2.0)	(14.4)
WW	465	593	(21.6)	(11.2)	(10.4)

ONCOLOGY
US	394	305	29.2	29.2	—
Intl	776	807	(3.8)	14.3	(18.1)
WW	1,170	1,112	5.2	18.4	(13.2)
IMBRUVICA
US	98	42	*	*	—
Intl	86	14	*	*	**
WW	184	56	*	*	**
VELCADE
US	—	—	—	—	—
Intl	329	389	(15.4)	0.1	(15.5)
WW	329	389	(15.4)	0.1	(15.5)
ZYTIGA
US	276	252	9.5	9.5	—
Intl	272	316	(13.9)	3.4	(17.3)
WW	548	568	(3.5)	6.1	(9.6)
OTHER ONCOLOGY
US	20	11	81.8	81.8	—
Intl	89	88	1.1	19.3	(18.2)
WW	109	99	10.1	26.2	(16.1)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	THIRD QUARTER
			% Change
	2015	2014	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

CARDIOVASCULAR / METABOLISM / OTHER(5)
US	$1,171	950	23.3%	23.3%	—%
Intl	415	472	(12.1)	1.8	(13.9)
WW	1,586	1,422	11.5	16.1	(4.6)
XARELTO
US	461	414	11.4	11.4	—
Intl	—	—	—	—	—
WW	461	414	11.4	11.4	—
INVOKANA / INVOKAMET
US	322	169	90.5	90.5	—
Intl	18	5	*	*	**
WW	340	174	95.4	97.3	(1.9)
PROCRIT / EPREX
US	177	184	(3.8)	(3.8)	—
Intl	86	123	(30.1)	(17.1)	(13.0)
WW	263	307	(14.3)	(9.1)	(5.2)
OTHER
US	211	183	15.3	15.3	—
Intl	311	344	(9.6)	3.8	(13.4)
WW	522	527	(0.9)	7.9	(8.8)

TOTAL PHARMACEUTICAL
US	4,509	4,723	(4.5)	(4.5)	—
Intl	3,185	3,584	(11.1)	5.5	(16.6)
WW	$7,694	8,307	(7.4)%	(0.3)%	(7.1)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	THIRD QUARTER
			% Change
	2015	2014	Reported	Operational (1)	Currency
MEDICAL DEVICES (2)

CARDIOVASCULAR CARE
US	$239	221	8.1%	8.1%	—%
Intl	285	321	(11.2)	3.1	(14.3)
WW	524	542	(3.3)	5.2	(8.5)

DIABETES CARE
US	205	244	(16.0)	(16.0)	—
Intl	265	314	(15.6)	1.1	(16.7)
WW	470	558	(15.8)	(6.4)	(9.4)

DIAGNOSTICS(6)
US	—	—	—	—	—
Intl	16	44	(63.6)	(39.8)	(23.8)
WW	16	44	(63.6)	(39.8)	(23.8)

ORTHOPAEDICS
US	1,312	1,272	3.1	3.1	—
Intl	869	1,072	(18.9)	(5.0)	(13.9)
WW	2,181	2,344	(7.0)	(0.7)	(6.3)

SPECIALTY SURGERY / OTHER
US	420	413	1.7	1.7	—
Intl	401	445	(9.9)	5.1	(15.0)
WW	821	858	(4.3)	3.5	(7.8)

SURGICAL CARE
US	567	564	0.5	0.5	—
Intl	832	957	(13.1)	1.1	(14.2)
WW	1,399	1,521	(8.0)	0.9	(8.9)

VISION CARE
US	262	232	12.9	12.9	—
Intl	421	472	(10.8)	5.8	(16.6)
WW	683	704	(3.0)	8.1	(11.1)

TOTAL MEDICAL DEVICES
US	3,005	2,946	2.0	2.0	—
Intl	3,089	3,625	(14.8)	0.1	(14.9)
WW	$6,094	6,571	(7.3)%	0.9%	(8.2)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	NINE MONTHS
			% Change
	2015	2014	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2)

BABY CARE
US	$318	311	2.3%	2.3%	—%
Intl	1,242	1,404	(11.5)	0.1	(11.6)
WW	1,560	1,715	(9.0)	0.5	(9.5)

ORAL CARE
US	459	450	2.0	2.0	—
Intl	713	783	(8.9)	5.7	(14.6)
WW	1,172	1,233	(4.9)	4.4	(9.3)

OTC
US	1,154	995	16.0	16.0	—
Intl	1,776	2,038	(12.9)	4.1	(17.0)
WW	2,930	3,033	(3.4)	8.1	(11.5)

SKIN CARE
US	1,418	1,363	4.0	4.0	—
Intl	1,242	1,439	(13.7)	0.1	(13.8)
WW	2,660	2,802	(5.1)	2.0	(7.1)

WOMEN'S HEALTH
US	19	43	(55.8)	(55.8)	—
Intl	898	951	(5.6)	10.4	(16.0)
WW	917	994	(7.7)	7.6	(15.3)

WOUND CARE/OTHER
US	623	640	(2.7)	(2.7)	—
Intl	325	473	(31.3)	(20.8)	(10.5)
WW	948	1,113	(14.8)	(10.3)	(4.5)

TOTAL CONSUMER
US	3,991	3,802	5.0	5.0	—
Intl	6,196	7,088	(12.6)	1.9	(14.5)
WW	$10,187	10,890	(6.5)%	2.9%	(9.4)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	NINE MONTHS
			% Change
	2015	2014	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3)

IMMUNOLOGY
US	$5,541	5,295	4.6%	4.6%	—%
Intl	2,090	2,320	(9.9)	6.6	(16.5)
WW	7,631	7,615	0.2	5.2	(5.0)
REMICADE
US	3,260	3,103	5.1	5.1	—
US Exports (4)	602	834	(27.8)	(27.8)	—
Intl	1,019	1,259	(19.1)	(5.0)	(14.1)
WW	4,881	5,196	(6.1)	(2.7)	(3.4)
SIMPONI / SIMPONI ARIA
US	526	380	38.4	38.4	—
Intl	462	461	0.2	20.1	(19.9)
WW	988	841	17.5	28.4	(10.9)
STELARA
US	1,153	978	17.9	17.9	—
Intl	579	549	5.5	25.2	(19.7)
WW	1,732	1,527	13.4	20.5	(7.1)
OTHER IMMUNOLOGY
US	—	—	—	—	—
Intl	30	51	(41.2)	(31.4)	(9.8)
WW	30	51	(41.2)	(31.4)	(9.8)

INFECTIOUS DISEASES
US	1,172	2,548	(54.0)	(54.0)	—
Intl	1,683	1,975	(14.8)	2.4	(17.2)
WW	2,855	4,523	(36.9)	(29.4)	(7.5)
EDURANT
US	29	18	61.1	61.1	—
Intl	274	257	6.6	29.1	(22.5)
WW	303	275	10.2	31.3	(21.1)
OLYSIO / SOVRIAD
US	174	1,687	(89.7)	(89.7)	—
Intl	403	294	37.1	66.0	(28.9)
WW	577	1,981	(70.9)	(66.6)	(4.3)
PREZISTA / PREZCOBIX / REZOLSTA
US	777	687	13.1	13.1	—
Intl	566	696	(18.7)	(2.0)	(16.7)
WW	1,343	1,383	(2.9)	5.5	(8.4)
OTHER INFECTIOUS DISEASES
US	192	156	23.1	23.1	—
Intl	440	728	(39.6)	(28.6)	(11.0)
WW	632	884	(28.5)	(19.4)	(9.1)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	NINE MONTHS
			% Change
	2015	2014	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

NEUROSCIENCE
US	$2,098	1,807	16.1%	16.1%	—%
Intl	2,560	3,029	(15.5)	(1.1)	(14.4)
WW	4,658	4,836	(3.7)	5.3	(9.0)
CONCERTA / METHYLPHENIDATE
US	317	97	*	*	—
Intl	291	333	(12.6)	0.9	(13.5)
WW	608	430	41.4	51.9	(10.5)
INVEGA / PALIPERIDONE
US	281	264	6.4	6.4	—
Intl	179	215	(16.7)	(2.1)	(14.6)
WW	460	479	(4.0)	2.6	(6.6)
INVEGA SUSTENNA / XEPLION / INVEGA TRINZA
US	758	599	26.5	26.5	—
Intl	548	571	(4.0)	14.0	(18.0)
WW	1,306	1,170	11.6	20.4	(8.8)
RISPERDAL CONSTA
US	306	323	(5.3)	(5.3)	—
Intl	430	573	(25.0)	(10.2)	(14.8)
WW	736	896	(17.9)	(8.4)	(9.5)
OTHER NEUROSCIENCE
US	436	524	(16.8)	(16.8)	—
Intl	1,112	1,337	(16.8)	(3.9)	(12.9)
WW	1,548	1,861	(16.8)	(7.5)	(9.3)

ONCOLOGY
US	1,090	823	32.4	32.4	—
Intl	2,332	2,422	(3.7)	14.2	(17.9)
WW	3,422	3,245	5.5	18.9	(13.4)
IMBRUVICA
US	253	81	*	*	—
Intl	201	27	*	*	**
WW	454	108	*	*	**
VELCADE
US	—	—	—	—	—
Intl	1,012	1,200	(15.7)	(1.0)	(14.7)
WW	1,012	1,200	(15.7)	(1.0)	(14.7)
ZYTIGA
US	784	716	9.5	9.5	—
Intl	866	926	(6.5)	12.2	(18.7)
WW	1,650	1,642	0.5	11.0	(10.5)
OTHER ONCOLOGY
US	53	26	*	*	—
Intl	253	269	(5.9)	11.5	(17.4)
WW	306	295	3.7	19.5	(15.8)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	NINE MONTHS
			% Change
	2015	2014	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

CARDIOVASCULAR / METABOLISM / OTHER(5)
US	$3,522	2,603	35.3%	35.3%	—%
Intl	1,278	1,492	(14.3)	(1.9)	(12.4)
WW	4,800	4,095	17.2	21.7	(4.5)
XARELTO
US	1,374	1,094	25.6	25.6	—
Intl	—	—	—	—	—
WW	1,374	1,094	25.6	25.6	—
INVOKANA / INVOKAMET
US	890	376	*	*	—
Intl	46	9	*	*	**
WW	936	385	*	*	**
PROCRIT / EPREX
US	519	538	(3.5)	(3.5)	—
Intl	289	398	(27.4)	(14.4)	(13.0)
WW	808	936	(13.7)	(8.2)	(5.5)
OTHER
US	739	595	24.2	24.2	—
Intl	943	1,085	(13.1)	(1.5)	(11.6)
WW	1,682	1,680	0.1	7.6	(7.5)

TOTAL PHARMACEUTICAL
US	13,423	13,076	2.7	2.7	—
Intl	9,943	11,238	(11.5)	4.3	(15.8)
WW	$23,366	24,314	(3.9)%	3.4%	(7.3)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	NINE MONTHS
			% Change
	2015	2014	Reported	Operational (1)	Currency
MEDICAL DEVICES (2)

CARDIOVASCULAR CARE
US	$702	640	9.7%	9.7%	—%
Intl	895	1,010	(11.4)	2.7	(14.1)
WW	1,597	1,650	(3.2)	5.4	(8.6)

DIABETES CARE
US	631	658	(4.1)	(4.1)	—
Intl	817	970	(15.8)	0.1	(15.9)
WW	1,448	1,628	(11.1)	(1.6)	(9.5)

DIAGNOSTICS(6)
US	—	456	**	**	—
Intl	62	492	(87.4)	(82.7)	(4.7)
WW	62	948	(93.5)	(91.0)	(2.5)

ORTHOPAEDICS
US	3,942	3,858	2.2	2.2	—
Intl	2,897	3,376	(14.2)	(0.8)	(13.4)
WW	6,839	7,234	(5.5)	0.8	(6.3)

SPECIALTY SURGERY / OTHER
US	1,275	1,254	1.7	1.7	—
Intl	1,258	1,383	(9.0)	4.8	(13.8)
WW	2,533	2,637	(3.9)	3.3	(7.2)

SURGICAL CARE
US	1,672	1,654	1.1	1.1	—
Intl	2,599	2,950	(11.9)	1.4	(13.3)
WW	4,271	4,604	(7.2)	1.3	(8.5)

VISION CARE
US	758	780	(2.8)	(2.8)	—
Intl	1,202	1,392	(13.6)	1.4	(15.0)
WW	1,960	2,172	(9.8)	(0.2)	(9.6)

TOTAL MEDICAL DEVICES
US	8,980	9,300	(3.4)	(3.4)	—
Intl	9,730	11,573	(15.9)	(2.4)	(13.5)
WW	$18,710	20,873	(10.4)%	(2.9)%	(7.5)%

* Percentage greater than 100%
** Not meaningful
(1) Operational growth excludes the effect of translational currency
(2) Unaudited
(3) Prior year amounts have been reclassified to conform to current year product disclosure
(4) Reported as U.S. sales
(5) Previously referred to as Other
(6) Reflects Diagnostics divestiture June 30, 2014